Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Re-designation of Classes of Shares of Beneficial Interest
(re-designation of Class R shares to Class I shares), $1.00 Par Value, effective April 30, 2004 - filed as an exhibit to Post-Effective Amendment No. 65 to the Registrant's Registration Statement filed on Form N-1A on February 11, 2004 and incorporated herein by reference.